CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-142592 of BlackRock Funds II on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock Funds II on Form N-CSR, relating to the Enhanced Income Portfolio, Intermediate Government Bond Portfolio, Intermediate Bond Portfolio II, Long Duration Bond Portfolio, Inflation Protected Bond Portfolio, GNMA Portfolio, Managed Income Portfolio, and International Bond Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-142592 of BlackRock Funds II on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock Funds II on Form N-CSR, relating to the Low Duration Bond Portfolio, Total Return Portfolio II, Government Income Portfolio, and High Yield Bond Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-142592 of BlackRock Funds II on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock Funds II on Form N-CSR, relating to the BlackRock Strategic Portfolio I, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-142592 of BlackRock Funds II on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock Funds II on Form N-CSR, relating to the Conservative Prepared Portfolio, Moderate Prepared Portfolio, Growth Prepared Portfolio, and Aggressive Growth Prepared Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2009